UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 375-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual General Meeting of Stockholders (the “Annual Meeting”) of Schlumberger Limited (Schlumberger N.V.), a Curaçao corporation (“Schlumberger”), was held on April 9, 2014. At the Annual Meeting, the stockholders of Schlumberger:

•	Item 1—elected all 11 director nominees;

•	Item 2—approved, on an advisory basis, Schlumberger’s executive compensation;

•	Item 3—approved Schlumberger’s Consolidated Balance Sheet as at December 31, 2013, its Consolidated Statement of Income for the year ended December 31, 2013, and the declarations of dividends by the Board of Directors in 2013 as reflected in Schlumberger’s 2013 Annual Report to Stockholders; and

•	Item 4—approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2014.

The proposals are described in detail in Schlumberger’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on February 12, 2014 (the “Definitive Proxy Statement”).

The results are as follows:

Item 1—Election of Directors

All director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non-votes
Peter L.S. Currie	957,172,566	1,087,442	2,533,485	94,994,193
Tony Isaac	950,910,874	7,359,589	2,523,030	94,994,193
K. Vaman Kamath	955,378,172	2,868,154	2,547,167	94,994,193
Maureen Kempston Darkes	928,669,139	29,567,314	2,557,040	94,994,193
Paal Kibsgaard	957,093,196	1,206,437	2,493,860	94,994,193
Nikolay Kudryavtsev	955,711,847	2,487,466	2,594,180	94,994,193
Michael E. Marks	953,297,476	4,969,247	2,526,770	94,994,193
Lubna S. Olayan	952,955,792	4,393,098	3,444,603	94,994,193
Leo Rafael Reif	955,910,731	2,342,425	2,540,337	94,994,193
Tore I. Sandvold	947,855,975	9,870,186	3,067,332	94,994,193
Henri Seydoux	952,789,144	1,510,984	6,493,365	94,994,193

Item 2—Advisory Resolution to Approve Executive Compensation

The advisory resolution to approve Schlumberger’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 97.1% of the votes cast at the Annual Meeting voting in favor of the advisory resolution.

For	Against	Abstain	Broker Non-votes
927,376,735	27,890,913	5,525,845	94,994,193

Item 3—Financial Statements and Dividends

The proposal to approve Schlumberger’s Consolidated Balance Sheet as at December 31, 2013, its Consolidated Statement of Income for the year ended December 31, 2013, and the declarations of dividends by the Board of Directors in 2013 as reflected in Schlumberger’s 2013 Annual Report to Stockholders, as described in the Definitive Proxy Statement, was approved with approximately 99.8% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,050,633,853	2,141,669	3,012,164	0

Item 4—Independent Registered Public Accounting Firm

The proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2014, as described in the Definitive Proxy Statement, was approved with approximately 99.0% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,041,708,288	10,341,724	3,737,674	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary

Date: April 9, 2014